Exhibit 10.1

AMENDMENT NO. 2
TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

     Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of May 3, 2010, by and among Energizer Receivables Funding Corporation, a Delaware corporation (“Seller”), Energizer Battery, Inc., a Delaware corporation (“EBI”), as servicer (in such capacity, the “Servicer”) Energizer Personal Care, LLC, a Delaware limited liability company (“EPC”), as sub-servicer (in such capacity, the “Sub-Servicer” and, together with Seller and Servicer, the “Seller Parties” and each a “Seller Party”), Three Pillars Funding LLC (“Three Pillars”), Gotham Funding Corporation (“Gotham”), Victory Receivables Corporation (“Victory” and, together with Three Pillars and Gotham, the “Conduits” and each, a “Conduit”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as an agent (in such capacity, an “Agent”) and as administrative agent for the Purchasers (as defined in the Purchase Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and SunTrust Robinson Humphrey, Inc. (“STRH”), as an agent (in such capacity, an “Agent”).

RECITALS

     The Seller Parties, Three Pillars, Gotham, Victory, BTMU and STRH entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of May 4, 2009 (as amended, restated or otherwise modified from time to time and in effect immediately prior to the date hereof, the “Purchase Agreement”).

     Each of the parties hereto now desires to amend the Purchase Agreement upon the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

     In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

     (a) Section 7.1(k)(F) is hereby amended and restated in its entirety to read as follows:

       (F) (1) at all times have a Board of Directors consisting of three members, at least one of which is an Independent Director reasonably acceptable to each Agent (such acceptability of any Independent Director appointed after the date hereof must be evidenced in writing signed by each Agent; provided that any Independent Director that has at least three (3) years of employment experience with one or more of AMACAR Group, L.L.C., Lord Securities Corporation, Global Securitization Services LLC or any other nationally recognized entity that provides, in the ordinary course of their respective businesses, advisory, management or placement services and independent director services to issuers of securitization or structured finance instruments, agreements or securities and that meets the other requirements of an Independent Director set forth herein shall be deemed acceptable to the Agents) and (2) at no time shall any of Seller, Servicer, Sub-Servicer, Provider, Originator, any Original Seller, any of Seller’s members or managing members or any of their respective Affiliates remove any Independent Director or replace any Independent Director (other than a replacement by an individual that has at least three (3) years of employment experience with one or more of AMACAR Group, L.L.C., Lord Securities Corporation, Global Securitization Services LLC or any other nationally recognized entity that provides, in the ordinary course of their respective businesses, advisory, management or placement services and independent director services to issuers of securitization or structured finance instruments, agreements or securities and that meets the other requirements of an Independent Director set forth herein), in each case without the prior written consent of each Agent;

     (b) Section 9.1 is hereby amended by adding the following clause (m) to the end thereof:

          (m) Seller shall fail to comply with Section 7.1(k)(F) hereof.

     (c) Section 12.1(c) is hereby deleted in its entirety.

     (d) The definitions of “Facility Termination Date” and “Liquidity Termination Date” in Exhibit I of the Purchase Agreement are each hereby amended by replacing the date “May 3, 2010” therein in its entirety with the date “May 2, 2011”.

     (e) The definition of “Affected Committed Purchaser” is hereby deleted in its entirety.

     Section 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of the conditions precedent that:

     (a) Amendment. Each Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

     (b) Fee Letter. Each Agent shall have received, on or before the date hereof, executed counterparts of each Fee Letter entered into or amended and restated as of the date hereof, duly executed by each of the parties thereto.

     (c) Opinions. On or before the date hereof, the Administrative Agent and each Agent shall have received (i) favorable corporate, enforceability and related opinions of Bryan Cave LLP, counsel to each of the Seller Parties, in form and substance satisfactory to the Administrative Agent, its counsel, Mayer Brown LLP, and each Agent and (ii) favorable opinions of internal counsel to each of the Seller Parties, in form and substance satisfactory to the Administrative Agent, its counsel, Mayer Brown LLP and each Agent.

     (d) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment and any Fee Letter entered into or amended and restated on the date hereof, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Seller and EBI shall be deemed to have represented and warranted such).

     (e) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment and any Fee Letter entered into or amended and restated on the date hereof, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and EBI shall be deemed to have represented and warranted such).

     (f) Payment of Fees. On or before the date hereof, Seller shall have paid all fees required to be paid by it under any Transaction Document (including any entered into or amended and restated on the date hereof).

     Section 3. Miscellaneous.

     (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgement of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any other Transaction Document or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Administrative Agent, any Agent or any Purchaser may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof’ and words of like import and each reference in the other Transaction Documents to the “Third Amended and Restated Receivables Purchase Agreement,” the “Receivables Purchase Agreement” or the “Purchase Agreement” shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

     (c) Costs, Fees and Expenses. Seller agrees to reimburse the Administrative Agent, each Agent and each Committed Purchaser upon demand for all of the Administrative Agent’s, such Agent’s and such Committed Purchaser’s reasonable costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent, such Agent or such Committed Purchaser).

     (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

     (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

     (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

     (g) CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK.